SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: April 19, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-6368                  38-1612444
           (Commission File Number) (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan        48126
(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.

         The news release dated April 19, 2001 of Ford Motor Credit Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         The news release dated April 19, 2001 of Ford Motor Company is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

          The letter from PricewaterhouseCoopers LLP dated April 18, 2001 is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS

Designation        Description              Method of Filing


Exhibit 99.1       News Release             Filed with this Report
                   dated April 19, 2001
                   of Ford Motor Credit
                   Company with attachment.

Exhibit 99.2       News Release dated       Filed with this Report
                   April 19, 2001
                   of Ford Motor Company
                   with attachment.

Exhibit 99.3       Letter from              Filed with this Report
                   PricewaterhouseCoopers
                   LLP dated April 18, 2001,
                   regarding unaudited interium
                   financial information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FORD MOTOR CREDIT COMPANY
                                  (Registrant)

Date:  April 19, 2001                By: /s/S. P. Thomas
                                    -------------------------
                                            S. P. Thomas
                                            Assistant Secretary

                                  EXHIBIT INDEX

DESIGNATION                         DESCRIPTION

Exhibit 99.1                        News Release dated
                                    April 19, 2001 of
                                    Ford Motor Credit Company
                                    with attachment.

Exhibit 99.2                        News Release dated
                                    April 19, 2001 of
                                    Ford Motor Company
                                    with attachment.

Exhibit 99.3                        Letter from
                                    PricewaterhouseCoopers
                                    LLP dated April 18, 2001,
                                    regarding unaudited interium
                                    financial information.